Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. First Quarter 2022 Results APRIL 27, 2022

Blackstone |Blackstone Mortgage Trust, Inc. 1 BXMT HIGHLIGHTS (1) See Appendix for a definition and reconciliation to GAAP net income. (2) Includes $1.8 billion of Non-Consolidated Senior Interests. (3) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. (4) Represents (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, less cash, to (ii) total equity. (5) Liquidity as of March 31, 2022, net of convertible notes maturing in May 2022. ▪ 1Q EPS of $0.59; Distributable EPS(1) of $0.62 with strong earnings momentum driven by 99% floating rate portfolio ▪ Fully-scaled $25.6 billion portfolio(2) of low-leverage, floating rate senior loans well positioned for inflationary environment Consistent, disciplined focus on low-leverage loans to strong sponsors Attractive capital markets executions enhance structure and cost of capital Robust portfolio growth generates increased earnings momentum Inflation Protection Robust Investment Activity Stable Balance Sheet 99% floating rate 65% w.a. origination LTV(3) $3.4B 1Q loan originations $25.6B record loan portfolio(2) 3.4x debt-to-equity ratio(4) $1.2B net liquidity(5)

Blackstone |Blackstone Mortgage Trust, Inc. 2 FIRST QUARTER RESULTS (1) See Appendix for a definition and reconciliation to GAAP net income. (2) Reflects the earnings impact, net of incentive fees, of an increase in the various floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition, or asset performance, relative to the average indices during the three months ended March 31, 2022. Earnings ▪ 1Q GAAP earnings per basic share of $0.59 and Distributable Earnings(1) per share of $0.62; paid $0.62 per share of dividends, 100% dividend coverage in 1Q and 106% on an LTM basis ▪ 99% of the portfolio is floating-rate; BXMT earnings now positively correlated to rising interest rates ▪ A 2.00% increase in base rates would increase current portfolio earnings per share by $0.26 per annum(2) Investments ▪ 1Q originations of $3.4 billion with continued focus on areas of higher growth, including Sunbelt (47%) and multifamily / industrial (35%) ▪ Major markets, strong borrowers, and large average loan size of $144 million reflect institutional nature of lending activities ▪ Consistent portfolio growth, with $3.0 billion of loan fundings driving a net $1.6 billion increase in loans outstanding Portfolio ▪ Diverse financing executions with $2.6 billion of asset-level financings across 12 counterparties, including $548 million from a new $1.0 billion facility and $445 million of loan syndications ▪ Issued $300 million convertible notes due March 2027 to address May 2022 convertible notes maturity ▪ Well-positioned to capture opportunities in the current investment environment, with quarter-end liquidity of $1.2 billion, net of May convertible notes maturity Capitalization ▪ Collateral mix continues to evolve, with 26% of the portfolio in multifamily (more than double year-over-year) and 42% in office (down from 54% year-over-year) ▪ Majority of loans are backed by assets with lease structures that can capture rent growth in an inflationary environment ▪ Consistent credit, with 99% performing loans and 100% interest collections; upgraded 15 loans during the quarter with no downgrades

Blackstone |Blackstone Mortgage Trust, Inc. $0.00 +$0.01 +$0.05 +$0.14 +$0.26 +$0.39 1Q 2022 +0.50% +1.00% +1.50% +2.00% +2.50% 3 EARNINGS ▪ 99% floating rate portfolio results in positive earnings correlation to rising rates ▪ Dividend coverage of 100% in 1Q with average base rates well below anticipated levels Earnings Per Share $0.62|$0.59 1Q Distributable EPS | GAAP EPS 0.23% 1Q Average USD LIBOR $2.64|$2.80 LTM Distributable EPS | GAAP EPS 0.13% LTM Average USD LIBOR Change in Floating Base Rate Indices Earnings Sensitivity to Rising Rates(1) Annual Incremental EPS on Net Floating Rate Portfolio (2) (1) Reflects the earnings impact, net of incentive fees, of an increase in the various floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition, or asset performance. (2) Represents respective average indices for the three months ended March 31, 2022; average 1M USD LIBOR was 0.23% and 1M SOFR was 0.16%.

Blackstone |Blackstone Mortgage Trust, Inc. $12.1 $16.1 $18.0 $18.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 Sunbelt 47% Northwest 10% Northeast 7% West 6% UK 25% Other Western Europe 5% 4 INVESTMENTS ▪ Expansion of portfolio to a record $25.6 billion(1) builds on long-term trend of growth in all market environments ▪ Origination LTV(2) of 65% in line with historical levels amidst ongoing shift toward higher growth sectors and markets 1Q Originations ($ in billions) $3.4B originations $25.6B portfolio Portfolio Growth ($ in billions) (1) Includes $1.8 billion of Non-Consolidated Senior Interests. (2) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. Office 40% Multifamily 31% Hospitality 18% Retail 7% Industrial 4% $3.4B originations

Blackstone |Blackstone Mortgage Trust, Inc. HI, 2% DC, 1% TX 7% TN, 1% NY 16% NV 2% MA, 2% IL 3% GA 4% FL 7% CA 15% VA, 1% AZ 2% CO 2% MO 1% 5 PORTFOLIO (1) States comprising less than 1% of total loan portfolio are excluded. Collateral DiversificationMajor Market Focus(1) ES 5% IE, 5% UK, 12% SE, 2% AU 2% Sunbelt 27% Northeast 21%West 17% Midwest 5% Northwest 1% Other Western Europe 15% UK 12% Australia 2% $25.6B portfolio ▪ Scaled portfolio of 203 loans secured by institutional assets, with growth-oriented transitional business plans well positioned for inflationary environment ▪ BXMT has no portfolio exposure to Russia or Eastern Europe Office 42% Multi 26% Hospitality 16% Industrial 5% Retail 4% Other 7% $25.6B portfolio

Blackstone |Blackstone Mortgage Trust, Inc. 6 CAPITALIZATION ▪ BXMT’s scaled, diversified balance sheet affords access to a variety of capital sources ▪ Issued $300 million of 5-year unsecured convertible notes to address May 2022 maturity, and expanded breadth of asset-level financing activities Diversified Sources of Financing ($ in billions) 1Q Financing Activity 3.4x Debt-to-Equity(1) Ratio ✓ Generated additional credit facility capacity of $1.4 billion, including one new credit facility counterparty and three upsizes ✓ Issued $300 million 5.50% unsecured convertible notes due in March 2027 ✓ Closed $2.1 billion of credit facility financings across 11 credit facility lenders on favorable economic and structural terms (1) Represents (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, less cash, to (ii) total equity. Credit Facilities 14 credit facility lenders $13.1 Corporate Debt Convertible Notes, Term Loans, and Senior Secured Notes $2.6 Debt Obligations $15.7 Securitized Debt 3 Collateralized Loan Obligations $2.9 Asset-Specific Financings 9 current lending relationships across 10 deals $2.5 Total Leverage $21.0 ✓ Syndicated $445 million across 2 loans

Blackstone |Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone |Blackstone Mortgage Trust, Inc. $23.9 $25.6 $3.0 $1.3 4Q ’21 Loans Outstanding Fundings Repayments 1Q ’22 Loans Outstanding (1) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. (2) Amounts may not add due to rounding. (3) Adjusted to reflect $162 million of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of December 31, 2021. (4) Includes $1.5 billion of Non-Consolidated Senior Interests and investment exposure to the $379 million 2018 Single Asset Securitization through a $79 million subordinate interest. (5) Includes $1.8 billion of Non-Consolidated Senior Interests. GAAP Net Income Adjustments Distributable Earnings Interest income $234.4 $ - $234.4 Interest expense (100.7) - (100.7) Management and incentive fees (23.5) - (23.5) General and administrative expenses and taxes (3.8) - (3.8) Decrease in current expected credit loss reserve 2.5 (2.5) - Non-cash compensation (8.6) 8.6 - Realized hedging and foreign currency loss, net (1) - (0.2) (0.2) Net income attributable to non- controlling interests (0.6) - (0.6) Total $99.7 $5.9 $105.6 8 APPENDIX Net Fundings(2) ($ in billions) 1Q 2022 Operating Results ($ in millions) $0.59 net income per share $0.62 distributable earnings per share (5)(3)(4)

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[1]	Total Loan[2]	Principal Balance[2]	Net Book Value	Cash Coupon	All-in Yield	Maximum Maturity[3]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[1]
Loan 1	Senior Loan	8/14/2019	$ 1,160	$ 1,137	$ 1,134	+ 2.55 %	+ 2.96 %	12/23/2024	Dublin - IE	Office	$417 / sqft	74 %
Loan 2	Senior Loan	3/22/2018	749	749	748	+ 3.25 %	+ 3.31 %	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 3	Senior Loan[2]	12/9/2021	770	676	387	+ 2.65 %	+ 2.82 %	12/9/2026	New York	Mixed-Use	$222 / sqft	50 %
Loan 4	Senior Loan[2]	8/7/2019	746	544	108	+ 3.11 %	+ 3.60 %	9/9/2025	Los Angeles	Office	$358 / sqft	59 %
Loan 5	Senior Loan	3/30/2021	529	529	525	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$98 / sqft	76 %
Loan 6	Senior Loan	4/9/2018	1,487	523	512	+ 5.33 %	+ 6.06 %	6/9/2025	New York	Office	$525 / sqft	40 %
Loan 7	Senior Loan[2]	8/6/2015	315	315	57	5.74 %	5.85 %	10/29/2022	Diversified - EUR	Other	n / a	71 %
Loan 8	Senior Loan[2]	12/17/2021	448	440	87	+ 3.95 %	+ 4.33 %	1/9/2026	Diversified - US	Other	$13,716 / unit	61 %
Loan 9	Senior Loan	8/22/2018	363	363	362	+ 3.15 %	+ 3.28 %	8/9/2023	Maui	Hospitality	$471,391 / key	61 %
Loan 10	Senior Loan	4/11/2018	355	345	344	+ 2.85 %	+ 3.10 %	5/1/2023	New York	Office	$437 / sqft	71 %
Loan 11	Senior Loan	9/23/2019	387	340	338	+ 3.00 %	+ 3.22 %	11/15/2024	Diversified - Spain	Hospitality	$185,926 / key	62 %
Loan 12	Senior Loan	10/25/2021	337	337	333	+ 4.30 %	+ 4.62 %	10/25/2024	Diversified - AU	Hospitality	$165,939 / key	56 %
Loan 13	Senior Loan	1/11/2019	315	315	314	+ 4.35 %	+ 4.70 %	1/11/2026	Diversified - UK	Other	$312 / sqft	74 %
Loan 14	Senior Loan	7/23/2021	500	307	302	+ 4.00 %	+ 4.47 %	8/9/2027	New York	Multi	$412,117 / unit	58 %
Loan 15	Senior Loan	3/25/2022	306	306	302	+ 4.50 %	+ 4.86 %	3/25/2027	Diversified - UK	Hospitality	$139,447 / key	65 %
Loans 16 - 203	Senior Loans[2][4]	Various	22,062	18,403	17,855	+ 3.16 %[5]	+ 3.52 %[5]	Various	Various	Various	Various	65 %
CECL reserve					(122)							
Total/Wtd. avg.			$ 30,827	$ 25,628	$ 23,587	+ 3.25 %[5]	+ 3.60 %[5]	3.5 yrs				65 %

(1) Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(2) Includes $1.8 billion of Non-Consolidated Senior Interests.
(3) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(4) Includes one loan accounted for under the cost-recovery method.
(5) Consists of both floating and fixed rates. Spread and all-in yield assume applicable floating benchmark rates for weighted-average calculation.

Blackstone Mortgage Trust, Inc.

Blackstone | 9

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) March 31, 2022 December 31, 2021 Assets Cash and cash equivalents $309,425 $551,154 Loans receivable 23,708,990 22,003,017 Current expected credit loss reserve (122,221) (124,679) Loans receivable, net $23,586,769 $21,878,338 Other assets 172,647 273,797 Total assets $24,068,841 $22,703,289 Liabilities and equity Secured debt, net $13,092,408 $12,280,042 Securitized debt obligations, net 2,839,818 2,838,062 Asset-specific debt, net 463,097 393,824 Loan participations sold, net 243,760 — Term loans, net 1,325,222 1,327,406 Senior secured notes, net 394,303 394,010 Convertible notes, net 850,084 619,876 Other liabilities 190,312 231,358 Total liabilities $19,399,004 $18,084,578 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,703 $1,682 Additional paid-in capital 5,431,627 5,373,029 Accumulated other comprehensive income 8,600 8,308 Accumulated deficit (798,992) (794,832) Total Blackstone Mortgage Trust, Inc. stockholders ʼ equity $4,642,938 $4,588,187 Non-controlling interests 26,899 30,524 Total equity $4,669,837 $4,618,711 Total liabilities and equity $24,068,841 $22,703,289

Blackstone |Blackstone Mortgage Trust, Inc. 2022 2021 Income from loans and other investments Interest and related income $234,432 $187,524 Less: Interest and related expenses 100,714 78,372 Income from loans and other investments, net $133,718 $109,152 Other expenses Management and incentive fees $23,486 $19,207 General and administrative expenses 12,360 10,597 Total other expenses $35,846 $29,804 Decrease in current expected credit loss reserve 2,537 1,293 Income before income taxes $100,409 $80,641 Income tax provision 146 101 Net income $100,263 $80,540 Net income attributable to non-controlling interests (576) (638) Net income attributable to Blackstone Mortgage Trust, Inc. $99,687 $79,902 Per share information (basic) Net income per share of common stock, basic $0.59 $0.54 Weighted-average shares of common stock outstanding, basic 169,254,059 147,336,936 Per share information (diluted) Net income per share of common stock, diluted $0.58 $0.54 Weighted-average shares of common stock outstanding, diluted 175,602,905 147,336,936 Three Months Ended March 31, APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data)

Blackstone |Blackstone Mortgage Trust, Inc. March 31, 2022 December 31, 2021 Net income (1) $99,687 $123,940 Weighted-average shares outstanding, basic 169,254 162,057 Per share amount, basic $0.59 $0.76 Diluted earnings $102,087 $123,940 Weighted-average shares outstanding, diluted 175,603 162,057 Per share amount, diluted $0.58 $0.76 Three Months Ended March 31, 2022 December 31, 2021 Net income (1) $99,687 $123,940 Charge-offs of current expected credit loss reserve (2) - (14,427) (Decrease) increase in current expected credit loss reserve (2,537) 9,568 Non-cash compensation expense 8,650 7,463 Realized hedging and foreign currency loss, net (3) (200) (668) Other items (30) 120 Adjustments attributable to non-controlling interests, net (4) (30) Distributable Earnings $105,566 $125,966 Weighted-average shares outstanding, basic 169,254 162,057 Distributable Earnings per share, basic $0.62 $0.78 Three Months Ended March 31, 2022 December 31, 2021 Stockholders' equity $4,642,938 $4,588,187 Shares Class A common stock 170,283 168,180 Deferred stock units 371 363 Total outstanding 170,654 168,543 Book value per share $27.21 $27.22 Three Months Ended (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve. (3) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share

Blackstone |Blackstone Mortgage Trust, Inc. LTM Mar 31, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 June 30, 2021 Net income (1) $438,979 $99,687 $123,940 $83,757 $131,595 Charge-offs of current expected credit loss reserve (2) (14,427) — (14,427) — — (Decrease) increase in current expected credit loss reserve (41,108) (2,537) 9,568 2,767 (50,906) Non-cash compensation expense 32,213 8,650 7,463 8,080 8,020 Realized hedging and foreign currency (loss) income, net (3) (892) (200) (668) (768) 744 Other items 400 (30) 120 116 194 Adjustments attributable to non-controlling interests, net 175 (4) (30) (39) 248 Distributable Earnings $415,340 $105,566 $125,966 $93,913 $89,895 Weighted-average shares outstanding, basic 156,900 169,254 162,057 149,215 147,343 Net income per share, basic $2.80 $0.59 $0.76 $0.56 $0.89 Distributable Earnings per share, basic $2.64 $0.62 $0.78 $0.63 $0.61 Three Months Ended, APPENDIX (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve. (3) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 13 Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data)

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 14 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our class A common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. Distributable Earnings mirrors the terms of our management agreement between our Manager and us for purposes of calculating our incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS 15 This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of and recovery from the negative effects of the COVID-19 pandemic. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.